                           Washington, D.C.  20549

                                   FORM 8-K


                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


               Date of Report (Date of earliest event reported)
                                 June 30, 2000


                  Farmer Mac Mortgage Securities Corporation
          --------------------------------------------------
            (Exact Name of Registrant as Specified in its Charter)



               Delaware                     333-80805         52-1779791
      ---------------------------         ------------      ------------
      (State or Other Jurisdiction        (Commission       (I.R.S. Employer
         of Incorporation)                 File Number)   Identification No.)


           919 18th Street, N.W.                               20006
                                                            --------
             Washington, D.C.                               (Zip Code)
        --------------------------
          (Address of Principal
            Executive Offices)

             Registrant's telephone number, including area code (202) 872-7700

                                    No Change
         (Former Name or Former Address, if Changed Since Last Report)
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Item 5.  Other Events.

      A. The Registrant registered issuances of Guaranteed Agricultural Mortgage-Backed Securities on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 333-80805)(the "Registration Statement"). Pursuant to the Registration Statement, the Registrant issued approximately $13,090,845 in aggregate principal amount of its Guaranteed Agricultural /Mortgage-Backed Securities, Series 6/30/00 (the "Certificates") on June 30, 2000. This Current Report on Form 8-K is being filed to satisfy an undertaking, in connection with the Prospectus dated March 29, 2000 and the Prospectus Supplement dated June 30, 2000, to file a copy of the Issue Supplement, attached hereto as Exhibit 4.3.4.

      The Certificates were issued pursuant to a Trust Agreement (filed as Exhibit 4.3 to the Registration Statement), dated as of June 1, 1996 among Farmer Mac Mortgage Securities Corporation, as Depositor, Federal Agricultural Mortgage Corporation, as Guarantor, and First Trust National Association, N.A., as Trustee, as supplemented by an Issue Supplement, among Farmer Mac Mortgage Securities Corporation, as Depositor, Federal Agricultural Mortgage Corporation, as Guarantor, and U.S. Bank Trust National Association, N.A., as successor to First Trust National Association, N.A., as Trustee, dated as of June 1, 2000.


Item 7.  Financial Statements; Pro Forma Financial Information and Exhibits
         ------------------------------------------------------------------

      (a)   Not applicable.

      (b)   Not applicable.

      (c)   Exhibits:

               4.3.4. Issue Supplement, dated as of June 1, 2000, among Farmer Mac Mortgage Securities Corporation, as
                       Depositor, Federal Agricultural Mortgage Corporation, as Guarantor, and U.S. Bank Trust National Association, N.A., as Trustee.
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                                  SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    FARMER MAC MORTGAGE SECURITIES
                                   CORPORATION



                                    By:         /s/ Nancy E. Corsiglia
                                        Name:   Nancy E. Corsiglia
                                        Title:  Vice President - Finance




Dated:      July 10, 2000